Changes Recognized in Other Comprehensive Income, Postretirement Benefits (Detail) - USD ($) $ in Thousands	12 Months Ended
	May 31, 2017	May 31, 2016
Postretirement Benefits, U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Net loss (gain) arising during the year	$ 393	$ 29
Amounts recognized as a component of net periodic benefit cost:
Amortization or curtailment recognition of prior service credit (cost)	234	247
Total recognized in other comprehensive loss (income)	627	276
Postretirement Benefits, Non-U.S. Plans
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Net loss (gain) arising during the year	1,766	536
Effect of exchange rates on amounts included in AOCI	(168)	(290)
Amounts recognized as a component of net periodic benefit cost:
Amortization or settlement recognition of net gain (loss)	(230)	(229)
Total recognized in other comprehensive loss (income)	$ 1,368	$ 17